UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

June 26, 2024

JBG SMITH PROPERTIES

(Exact name of Registrant as specified in its charter)

Maryland	No. 001-37994	81-4307010
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

4747 Bethesda Avenue, Suite 200 Bethesda, MD		20814
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (240) 333-3600

Former name or former address, if changed since last report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.01 per share	JBGS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01	Other Events.

Dividend Reinvestment and Share Purchase Plan

On June 26, 2024, JBG SMITH Properties (“JBG SMITH”) filed with the Securities and Exchange Commission (the “SEC”) a prospectus supplement (the “DRIP Prospectus Supplement”) to its prospectus dated June 26, 2024, which was included in its shelf registration statement on Form S-3 (Registration No. 333-280468) (the “Registration Statement”) filed with the SEC on June 26, 2024. The DRIP Prospectus Supplement relates to 2,000,000 shares of JBG SMITH’s common shares of beneficial interest (the “DRIP Common Shares”) that may be offered and sold from time to time pursuant to JBG SMITH’s dividend reinvestment and share purchase plan. The JBG SMITH dividend reinvestment and share purchase plan is designed to provide JBG SMITH’s existing shareholders and interested new investors with a method of purchasing common shares of beneficial interest and investing all or a percentage of their cash dividends in additional commons shares of beneficial interest.

An opinion of JBG SMITH’s counsel, Hogan Lovells US LLP, regarding the legality of the DRIP Common Shares covered by the DRIP Prospectus Supplement described above is filed as Exhibit 5.1 hereto.

Redemption Shares

On June 26, 2024, JBG SMITH filed with the SEC a prospectus supplement (the “Redemption Prospectus Supplement”) to its prospectus dated June 26, 2024, which was included in the Registration Statement. The Redemption Prospectus Supplement relates to 9,778,452 shares of JBG SMITH’s common shares of beneficial interest (the “Redemption Common Shares”) that may be issued from time to time if, and to the extent that, the holders of an equal number of common limited partnership units (“OP Units”) in JBG SMITH Properties LP (the “Operating Partnership”) present such OP Units for redemption, and JBG SMITH, in its sole and absolute discretion, elects to assume and satisfy the redemption right by issuing its common shares to such holder instead of paying a cash amount, with the issuance of such common shares on a one-for-one basis subject to the terms and conditions of the partnership agreement of the Operating Partnership.

An opinion of JBG SMITH’s counsel, Hogan Lovells US LLP, regarding the legality of the Redemption Common Shares covered by the Redemption Prospectus Supplement described above is filed as Exhibit 5.2 hereto.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

5.1	Opinion of Hogan Lovells US LLP regarding the legality of the DRIP Common Shares
5.2	Opinion of Hogan Lovells US LLP regarding the legality of the Redemption Common Shares
23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1)
23.2	Consent of Hogan Lovells US LLP (included in Exhibit 5.2)
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JBG SMITH PROPERTIES

By:	/s/ Steven A. Museles
Name:	Steven A. Museles
Title:	Chief Legal Officer and Corporate Secretary

June 26, 2024